l:\secfiles\11-k\gmac_93\gmac23 1

                                                             EXHIBIT 23





CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in Registration Statement
No. 33-43744 of General Motors Corporation on Form S-8 of our report dated June 17, 1994 appearing in this Annual Report on Form 11-K of The GMAC Mortgage Corporation Savings Incentive Plan for the year ended December 31, 1993.





s/DELOITTE & TOUCHE
DELOITTE & TOUCHE

Detroit, Michigan
June 29, 1994









































                                        - 15 -